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                                 SECURITIES AND EXCHANGE COMMISSION
                                       Washington, D.C. 20549
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                                              FORM 8-K
                                           CURRENT REPORT
                               PURSUANT TO SECTION 13 OR 15(D) OF THE
                                   SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)                        MAY 9, 2000


                                       BPC HOLDING CORPORATION
                      (Exact name of registrant as specified in its charter)

                 DELAWARE                         33-75706-01                      33-1814673
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  (State or Other Jurisdiction       (Commission File Number)             (I.R.S. Employer
     of Incorporation)                                                      Identification No.)

                                          101 OAKLEY STREET
                                     EVANSVILLE, INDIANA  47710
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                                   (Address of principal executive
                                     offices including Zip Code)


                                          (812) 424-2904
                                   (Registrant's telephone number,
                                        including area code)


                                                  N.A.
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                       (Former name or former address, if changed since last
                                              report)
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           ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

                    On May 9, 2000, Berry Plastics Corporation ("Berry Plastics"), a Delaware
          corporation and wholly-owned subsidiary of BPC Holding Corporation (the "Registrant"), acquired (the "Acquisition") all of the outstanding capital stock of Poly-Seal Corporation
          ("Poly-Seal") through a merger of Berry Plastics Acquisition Corporation ("BPAC"), a wholly-owned subsidiary of Berry Plastics, with and into Poly-Seal.  Poly-Seal was the surviving corporation.  Pursuant to the terms of the Agreement and Plan of Merger, dated as of May 5, 2000 (the "Agreement"), among Berry Plastics, BPAC, Poly-Seal, and certain shareholders of Poly-Seal, the aggregate consideration paid, including amounts required to pay indebtedness, was $57.3 million, subject to adjustment.  A copy of the Agreement is filed as Exhibit 2.1 hereto, and such document is hereby incorporated by reference herein.

                    Pursuant to the Escrow Agreement dated as of May 9, 2000 (the "Escrow
          Agreement"), among Berry Plastics, Poly-Seal, Michael C. Larned, Michael D. deMilt,
          certain shareholders of Poly-Seal and Old National Trust Company, $1.2 million in cash is being held in escrow for an eighteen-month period to satisfy certain indemnification obligations.  At the end of the eighteen-month period, the remaining balance, if any, will be paid to the shareholders of Poly-Seal.  A copy of the Escrow Agreement is filed as
          Exhibit 99.1 hereto, and such document is hereby incorporated by reference herein.

                    In order to finance a portion of the consideration delivered in connection with the Acquisition, the Registrant issued, pursuant to a Preferred Stock and Warrant Purchase
          Agreement dated as of May 9, 2000 (the "Preferred Agreement") by and among the Registrant,
          Chase Venture Capital Associates, LLC ("CVCA") and The Northwestern Mutual Life Insurance
          Company ("Northwestern"), 1,000,000 shares of Series A-1 Preferred Stock in a private placement (the "Preferred Placement") for an aggregate price of $25 million.  In connection with the Preferred Placement, the Registrant issued warrants to purchase 25,997 shares of its Series B Non-Voting Common Stock.  The Registrant also extended the expiration period of currently outstanding warrants to purchase Series B Non-Voting Common
          Stock and Series B Voting Common Stock held by CVCA and Northwestern to May 9, 2006.  A copy of the Series A-1 Preferred Agreement is filed as Exhibit 4.1 hereto, and such document is hereby incorporated by reference herein.

                    Berry Plastics financed the remaining portion of the consideration delivered in connection with the Acquisition through a new term loan under its credit facility with
          Banc of America N.A., which was amended and restated.

                    Further details of the Acquisition are provided in a press release issued by
          Berry Plastics, which is filed as Exhibit 99.2 hereto, and such document is hereby incorporated by reference herein.
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          ITEM 5.   OTHER EVENTS.

               Berry Plastics and its subsidiaries supplemented the Indentures dated July 6, 1999,
          August 24, 1998 and April 21, 1994 (collectively, the "Indentures") through a First
          Supplemental Indenture, a Third Supplemental Indenture and a Ninth Supplemental Indenture,
          respectively (collectively the "Supplemental Indentures").  Under the Supplemental
          Indentures, Poly-Seal and Berry Plastics Acquisition Corporation III, a wholly owned subsidiary of Berry Plastics, entered into guarantees under the Indentures.  The
          Supplemental Indentures are filed as Exhibits 4.8, 4.9 and 4.10 hereto, and such documents are hereby incorporated by reference herein.

          ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a) and (b)  The financial statements and pro forma financial information that are required to be included herein are not so included, and such statements and information shall be filed not later than August 2, 2000.

                  (c)        Exhibits


                             EXHIBIT NO.                                REFERENCE

                                  2.1 Merger Agreement dated as of May 5, Filed herewith
                             2000 among Berry Plastics, BPAC, Poly-
                             Seal, and certain shareholders of Poly-
                             Seal
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                                  4.1 Series A-1 Preferred Stock Purchase Filed herewith
                             Agreement dated as of May 9, 2000 among
                             the Registrant, CVCA and Northwestern

                                  4.2 Warrant No. CBNV-1 to purchase 15,599 Filed herewith
                             shares of Series B Non-Voting Common Stock
                             issued to CVCA

                                  4.3 Warrant No. CBNV-2 to purchase 10,398 Filed herewith
                             shares of Series B Non-Voting Common Stock
                             issued to Northwestern
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                                  4.7 Amended and Restated Warrant No. 5 to Filed herewith
                             purchase 5,623 shares of Class B Voting
                             Common Stock issued to CVCA

                                  4.6 Amended and Restated Warrant No. 6 to Filed herewith
                             purchase 17837 shares of Class B Non-
                             Voting Common Stock issued to CVCA

                                  4.5 Amended and Restated Warrant No. 7 to Filed herewith
                             purchase 3,749 shares of Series B Voting
                             Common Stock issued to Northwestern

                                  4.4 Amended and Restated Warrant No. 8 to Filed herewith
                             purchase 11,891 shares of Series B Non-
                             Voting Common Stock issued to Northwestern

                                  4.8 First Supplemental Indenture to the Filed herewith
                             Indenture dated July 6, 1999, as
                             supplemented, among the Registrant, Berry
                             Plastics, the other subsidiaries of the
                             Registrant, and United States Trust
                             Company of New York, as trustee

                                  4.9 Third Supplemental Indenture to the Filed herewith
                             Indenture dated August 24, 1998, as
                             supplemented, among the Registrant, Berry
                             Plastics, the other subsidiaries of the
                             Registrant, and United States Trust
                             Company of New York, as trustee

                                  4.10 Ninth Supplemental Indenture to  Filed herewith
                             the Indenture dated April 21, 1994, as
                             supplemented, among the Registrant, Berry
                             Plastics, the other subsidiaries of the
                             Registrant, and United States Trust
                             Company of New York, as trustee

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                                  99.1 Escrow Agreement dated as of May Filed herewith
                             9, 2000 among Berry Plastics, Poly-Seal,
                             Michael Larned, Michael D. deMilt, certain
                             Shareholders of Poly-Seal and Old National
                             Trust Company

                                  99.2 Press release                    Filed herewith
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                                             SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                      BPC HOLDING CORPORATION
                                                      (Registrant)



Dated          May ___, 2000                          By:         /s/ James M. Kratochvil
                                                          Name: James M. Kratochvil
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                                                          Title:   Executive Vice President,
                                                          Chief Financial Officer, Treasurer
                                                          and Secretary
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                                            EXHIBIT INDEX

       EXHIBIT NO.                             DESCRIPTION
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                     2.1 Merger Agreement dated as of May 5, 2000 among Berry
                         Plastics, BPAC, Poly-Seal, and certain shareholders of Poly-Seal
                     4.1 Series A-1 Preferred Stock Purchase Agreement dated as of May 9, 2000 among the Registrant, CVCA and Northwestern
                     4.2 Warrant No. CBNV-1 to purchase 15,599 shares of Series
                         B Non-Voting Common Stock issued to CVCA
                     4.3 Warrant No. CBNV-2 to purchase 10,398 shares of Series
                         B Non-Voting Common Stock issued to Northwestern
                     4.4 Amended and Restated Warrant No. 5 to purchase 5,623
                         shares of Class B Voting Common Stock issued to CVCA
                     4.5 Amended and Restated Warrant No. 6 to purchase 17837
                         shares of Class B Non-Voting Common Stock issued to
                         CVCA
                     4.6 Amended and Restated Warrant No. 7 to purchase 3,749
                         shares of Series B Voting Common Stock issued to Northwestern
                     4.7 Amended and Restated Warrant No. 8 to purchase 11,891
                         shares of Series B Non-Voting Common Stock issued to Northwestern
                     4.8 First Supplemental Indenture to the Indenture dated
                         July 6, 1999, as supplemented, among the Registrant, Berry Plastics, the other subsidiaries of the Registrant, and United States Trust Company of New York, as trustee
                     4.9 Third Supplemental Indenture to the Indenture dated
                         August 24, 1998, as supplemented, among the Registrant, Berry Plastics, the other subsidiaries of the Registrant, and United States Trust Company of New
                         York, as trustee
                    4.10 Ninth Supplemental Indenture to the Indenture dated
                         April 21, 1994, as supplemented, among the Registrant, Berry Plastics, the other subsidiaries of the Registrant, and United States Trust Company of New York, as trustee

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                    99.1 Escrow Agreement dated as of May 9, 2000 among Berry
                         Plastics, Poly-Seal, Michael Larned, Michael D. deMilt, certain Shareholders of Poly-Seal and Old National Trust Company
                    99.2 Press Release

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